Exhibit 99.1

Supplemental Information

(Unaudited)

June 30, 2005

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

June 30, 2005

Highlights and Discussion

Reporting Period Highlights – Second Quarter 2005	1
Forward-Looking Statements	3

Financial Statements

Quarterly Selected Financial Summary Data	5
Quarterly Consolidated Balance Sheets	6
Quarterly Consolidated Statements of Operations	7
Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From Operations (AFFO) and Earnings per diluted share, as adjusted	8
Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate	9

Selected Financial Analyses

Quarterly Equity Analysis	10
Quarterly Debt Analysis	11
Quarterly Operating Ratios	12
Quarterly Dividend Analysis	13
Investor Composition and Analyst Coverage	14
Debt Maturity Schedule – June 30, 2005	15

Portfolio Summary

Property Summary by Region – June 30, 2005	16
Property Occupancy Rates by Region by Quarter	20
Top Twenty Office Tenants as of June 30, 2005	21
Combined Real Estate Revenue and Combined Net Operating Income by Geographic Region by Quarter	22
Same Office Property Cash and GAAP Net Operating Income by Quarter	23
Average Occupancy Rates by Region for Same Office Properties	24
Office Lease Expiration Analysis by Year	25
Office Renewal Analysis as of June 30, 2005	26
Year to Date Acquisition Summary as of June 30, 2005	27
Development Summary as of June 30, 2005	28
Land Inventory as of June 30, 2005	29
Joint Venture Summary as of June 30, 2005	30
Reconciliations of Non GAAP Measurements	31

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Vice President, Finance and Investor Relations at (410) 992-7324 or maryellen.fowler@copt.com.  Reconciliations between GAAP and non-GAAP measurements have been provided on page 31.  Refer to our Form 8-K for definitions of certain terms used herein.

Reporting Period Highlights – Second Quarter 2005

Financial Results

•      Reported Net Income Available to Common Shareholders of $5,466,000 or $.14 per diluted share for the second quarter of 2005 as compared to $4,408,000 or $.13 per diluted share for the comparable 2004 period, representing an increase of 7.7% per share.

•      Reported FFO – diluted of $21,834,000 or $.47 per share/unit for the second quarter of 2005 as compared to $21,410,000 or $.50 per share/unit for the comparable 2004 period, representing a decrease of (6.0%) per share/unit.  During the second quarter 2004, we realized an approximate $4 million lease termination fee or $.09 per share for a partial termination of VeriSign space at our 13200 Woodland Park Road building in Northern Virginia.

•      Reported AFFO – diluted of $16,981,000 for the second quarter of 2005 as compared to $13,956,000 for the comparable 2004 period, representing an increase of 21.7%.

•      Our FFO payout ratio was 53.1% for the second quarter of 2005 as compared to 46.4% for the comparable 2004 period.  Our AFFO payout ratio was 68.2% for the second quarter of 2005 as compared to 71.2% for the comparable 2004 period.

Financing Activity and Capital Transactions

•      On June 24, 2005, we raised our borrowing capacity in our unsecured line of credit from $300 million to $400 million, with a right to further increase to $600 million.  Additionally, the maturity date was extended to March 9, 2008, with the right to extend for an additional one year period, subject to certain conditions.

•      We closed on a $44.0 million credit facility to fund the construction of two buildings in our National Business Park.  We have borrowed $12.6 million as of June 30, 2005.

•      We executed a $73.4 million notional amount forward swap at a fixed rate of 5.0244%, which commences in July 2005 and expires in July 2015.

•      As of June 30, 2005, our debt to market capitalization was 43.5% and our debt to undepreciated book value of real estate assets was 61.3%.  We achieved an EBITDA interest coverage ratio of 2.91x and an EBITDA fixed charge coverage ratio of 2.28x for this quarter.

Acquisitions / Dispositions

•      On April 7, 2005 we acquired, for $43.3 million, two office buildings containing 221,702 square feet and an adjacent 9.7 acres of land for future development that will support 215,000 square feet in Rockville, Maryland.  We funded this purchase with proceeds from a $55.0 million bridge loan, subsequently increased to $77.0 million, and then repaid on June 24, 2005 when we amended our unsecured line of credit.

•      On April 18, 2005, we reacquired our membership interest in 6711 Gateway, LLC and Airport Square XXII in exchange for 142,776 common units valued at $3.7 million.

•      On June 14, 2005, we acquired 27 acres of land for $5.9 million, which can accommodate 350,000 developable square feet.  This land parcel is located in San Antonio, Texas, adjacent to our existing portfolio.

•      We executed a contract to sell three properties within our New Jersey portfolio for $22.8 million and anticipate closing to occur in the third quarter of 2005.  The operations from these properties have been classified as discontinued operations.

Development /Joint Venture

•      On April 11, 2005, we executed a contribution agreement that formed a joint venture relationship with a limited partnership to develop up to 1.8 million square feet of office space on 63 acres of land (known as Arundel Preserve) located in Hanover, Maryland, in the Baltimore/Washington Corridor. Under the contribution agreement, we agreed to fund up to $2.2 million in pre-construction costs associated with the property.  We will have a 50% interest in the joint venture relationship.

•      On June 9, 2005, we acquired the remaining 20% interest in the Gateway 70 joint venture for $1.2 million.  Gateway 70 includes an 85,106 rentable square foot building under construction in Columbia Gateway Business Park and an adjacent land parcel.  On June 10, 2005, we sold the adjacent land parcel for $2.6 million and realized a gain of $186,000.

Operations

•      Overall occupancy was 92.92%, up from 92.44% at March 31, 2005, and our portfolio was 93.75% leased as of June 30, 2005.

•      Our same property cash NOI decreased by (6.1%) or $2.2 million as compared to the quarter ended June 30, 2004.  The primary driver of the decrease in cash NOI for our same office portfolio as compared to second quarter of 2004, among other effects, was a drop of $5.0 million in lease termination fees offset by an increase of $3.1 million in rental revenues.  In our Northern Virginia same office portfolio, we realized a drop of $4.2 million in lease termination fees associated with a partial lease buyout in our 13200 Woodland Park Road property, which was partially offset by increased rental revenues for that property of $1.4 million, as compared to the second quarter of 2004.  Our same property portfolio consists of 128 properties and represents 85.7% of our total square feet owned as of June 30, 2005.  (Note: For purposes of this bullet only, the term “revenues” excludes those items deducted from GAAP NOI to compute cash NOI.)

•      Weighted average lease term of our office portfolio is 4.8 years as of June 30, 2005, with an average contractual rental rate (including tenant reimbursements of operating costs) of $20.61 per square foot.

•      We renewed 208,400 square feet, or 64.0%, of our expiring office leases (based upon square footage) with an average committed cost of $4.44 per square foot during the second quarter.  For our renewed and retenanted space of approximately 320,311 square feet, we realized an increase in total rent of 5.5%, as measured from the GAAP straight-line rent in effect preceding the renewal date and a decrease of (0.3%) in total cash rent.  We incurred an average committed cost of $9.28 per square foot for our renewed and retenanted space in the second quarter.

Subsequent Events:

•      On July 8, 2005, we paid $7.6 million in cash and issued 89,879 common units valued at $2.4 million in exchange for 63.9 acres of land held for development and a 50,000 square foot build-to-suit opportunity located on 4.9 acres of the land.  The 59 acre parcel can support 650,000 square feet of development and the build-to-suit is 100% leased. This purchase marks our entry into the East submarket of Colorado Springs, Colorado, which supports Peterson Air Force Base.  This acquisition represents our second expansion city announced this year.

•      On July 11, 2005, we closed a $36.0 million bridge loan, which matures in October 2005, unless extended to January 2006.

•      On July 21, 2005, we executed a ten year lease for 61,038 square feet with Applied Signal Technology, Inc. at our development property located at 306 Carina Road (known as 306 NBP).

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may”, “will”, “should”, “expect”, “estimate” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•      our ability to borrow on favorable terms;

•      general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•      adverse changes in the real estate markets including, among other things, increased competition with other companies;

•      risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•      risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•      governmental actions and initiatives; and

•      environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2004.

Quarterly Selected Financial Summary Data

(Dollars in thousands)

	2005		2004
	June 30	March 31	December 31	September 30	June 30

Revenues from Real Estate Operations	$60,186	$59,705	$57,776	$52,276	$53,091

Total Revenues	78,650	76,802	65,491	59,742	59,161

Combined Net Operating Income	43,133	41,709	41,444	36,900	39,245

EBITDA	40,463	39,366	38,439	34,713	37,020

Net Income	9,120	9,040	9,446	9,750	8,843
Preferred Share dividends	(3,654)	(3,654)	(3,654)	(3,784)	(4,435)
Issuance costs associated with redeemed preferred shares	—	—	—	(1,813)	—

Net Income Available to Common Shareholders	$5,466	$5,386	$5,792	$4,153	$4,408

Earnings per diluted share	$0.14	$0.14	$0.15	$0.12	$0.13

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.14	$0.14	$0.15	$0.17	$0.13

Funds From Operations (FFO) - Diluted	$21,834	$21,143	$20,879	$17,368	$21,410
FFO per diluted share	$0.47	$0.45	$0.45	$0.39	$0.50

FFO per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.47	$0.45	$0.45	$0.43	$0.50

Adjusted FFO - Diluted	$16,981	$14,756	$13,164	$11,759	$13,956

Payout Ratios:

Earnings Payout	171.6%	173.4%	160.4%	222.4%	178.7%

FFO - Diluted	53.1%	54.5%	55.4%	65.9%	46.4%

AFFO - Diluted	68.2%	78.1%	87.9%	97.3%	71.2%

Total Dividends/Distributions	$15,405	$15,337	$15,286	$15,235	$14,370

Note:  The above presentation does not separately report discontinued operations.

Quarterly Consolidated Balance Sheets

(Dollars in thousands except per share data)

	2005		2004
	June 30	March 31	December 31	September 30	June 30
Assets
Investment in real estate:
Land - operational	$274,531	$268,307	$268,327	$260,197	$236,026
Land - development	108,320	97,085	74,190	75,925	70,407
Construction in progress	138,337	109,345	61,962	49,453	51,387
Buildings and improvements	1,333,526	1,294,457	1,280,537	1,231,518	1,091,865
Investment in and advances to unconsolidated real estate joint ventures	1,233	1,209	1,201	1,094	1,055
Less: accumulated depreciation	(165,101)	(153,127)	(141,716)	(131,018)	(121,630)
Net investment in real estate	1,690,846	1,617,276	1,544,501	1,487,169	1,329,110

Cash and cash equivalents	21,486	6,212	13,821	6,812	12,202
Restricted cash	15,982	13,830	12,617	10,760	12,137
Accounts receivable, net	13,613	17,529	16,771	10,209	16,002
Investment in and advances to other unconsolidated entities	1,621	1,621	1,621	1,621	1,621
Deferred rent receivable	29,291	27,890	26,282	23,383	20,857
Deferred charges, net	28,662	27,168	27,642	26,407	24,006
Intangible assets on real estate acquisitions, net	66,354	64,965	67,560	67,083	53,874
Prepaid and other assets	19,501	19,658	18,646	14,703	18,380
Furniture, fixtures and equipment, net	3,092	2,771	2,565	2,579	2,512
Total assets	$1,890,448	$1,798,920	$1,732,026	$1,650,726	$1,490,701

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$1,177,779	$1,091,688	$1,022,688	$947,332	$820,344
Accounts payable and accrued expenses	53,984	46,400	46,307	41,168	37,535
Rents received in advance and security deposits	13,421	13,298	12,781	11,519	11,950
Deferred revenue associated with acquired operating leases	8,092	6,612	7,247	7,670	8,335
Dividends and distributions payable	14,834	14,766	14,713	14,533	13,668
Fair value of derivatives	4,188	—	—	45	106
Other liabilities	4,024	7,661	7,488	7,115	7,105
Total liabilities	1,276,322	1,180,425	1,111,224	1,029,382	899,043

Minority interests:
Preferred units in the Operating Partnership	8,800	8,800	8,800	8,800	—
Common units in the Operating Partnership	87,439	87,539	88,355	90,029	84,844
Other consolidated real estate joint ventures	861	1,699	1,723	1,594	5,602
Total minority interests	97,100	98,038	98,878	100,423	90,446

Commitments and contingencies	—	—	—	—	—

Shareholders’ equity:
Preferred Shares ($0.01 par value; 15,000,000 authorized);
1,725,000 designated as Series B Cumulative Redeemable Preferred Shares of beneficial interest (no shares issued as of June 30, 2005)	—	—	—	—	13
1,265,000 designated as Series E Cumulative Redeemable Preferred Shares of beneficial interest (1,150,000 shares issued as of June 30, 2005)	11	11	11	11	11
1,425,000 designated as Series F Cumulative Redeemable Preferred Shares of beneficial interest (1,425,000 shares issued as of June 30, 2005)	14	14	14	14	14
2,200,000 designated as Series G Cumulative Redeemable Preferred Shares of beneficial interest (2,200,000 shares issued as of June 30, 2005)	22	22	22	22	22
2,000,000 designated as Series H Cumulative Redeemable Preferred Shares of beneficial interest (2,000,000 shares issued as of June 30, 2005)	20	20	20	20	20
Common Shares of beneficial interest ($0.01 par value; 75,000,000 authorized, 37,191,370 shares issued as of June 30, 2005)	372	370	368	367	340
Additional paid-in capital	586,567	582,805	578,228	573,766	550,927
Cumulative distributions in excess of net income	(59,226)	(55,312)	(51,358)	(47,862)	(44,593)
Value of unearned restricted common share grants	(7,396)	(7,473)	(5,381)	(5,381)	(5,459)
Accumulated other comprehensive income/(loss)	(3,358)	—	—	(36)	(83)
Total shareholders’ equity	517,026	520,457	521,924	520,921	501,212
Total shareholders’ equity and minority interests	614,126	618,495	620,802	621,344	591,658
Total liabilities and shareholders’ equity	$1,890,448	$1,798,920	$1,732,026	$1,650,726	$1,490,701

Quarterly Consolidated Statements of Operations

(Dollars and units in thousands)

	2005		2004
	June 30	March 31	December 31	September 30	June 30
Revenues
Rental revenue	$53,601	$52,430	$51,902	$46,781	$48,339
Tenant recoveries and other real estate operations revenue	6,585	7,275	5,874	5,495	4,752
Construction contract revenues	17,445	15,728	6,882	6,766	5,233
Other service operations revenues	1,019	1,369	833	700	837
Total Revenues	78,650	76,802	65,491	59,742	59,161

Expenses
Property operating	17,574	18,565	16,876	15,789	14,365
Depreciation and amortization associated with real estate operations	15,068	14,387	13,668	11,619	15,705
Construction contract expenses	17,223	14,897	6,453	6,483	4,979
Other service operations expenses	955	1,291	823	495	853
General and administrative expenses	3,166	3,276	3,467	2,698	2,487
Total operating expenses	53,986	52,416	41,287	37,084	38,389

Operating Income	24,664	24,386	24,204	22,658	20,772
Interest expense	(13,728)	(13,183)	(12,483)	(10,668)	(10,346)
Amortization of deferred financing costs	(471)	(396)	(495)	(577)	(500)

Income from continuing operations before gain/(loss) on sales of real estate, income taxes and minority interests	10,465	10,807	11,226	11,413	9,926

Gain/(loss) on sales of real estate, excluding discontinued operations	210	24	24	24	24
Income tax (expense)	(213)	(457)	(420)	(145)	(30)
Income from continuing operations before minority interests	10,462	10,374	10,830	11,292	9,920
Minority interest in income from continuing operations Common units in the Operating Partnership	(1,307)	(1,285)	(1,381)	(1,583)	(1,203)
Preferred units in the Operating Partnership	(165)	(165)	(165)	(14)	—
Other consolidated entities	15	24	12	8	(8)

Income from continuing operations	9,005	8,948	9,296	9,703	8,709
Income from discontinued operations, net of minority interests	115	92	150	47	134

Net Income	9,120	9,040	9,446	9,750	8,843
Preferred share dividends	(3,654)	(3,654)	(3,654)	(3,784)	(4,435)
Issuance costs associated with redeemed preferred shares	—	—	—	(1,813)	—

Net Income Available to Common Shareholders	$5,466	$5,386	$5,792	$4,153	$4,408

For EPS Computations:

Numerator for Dilutive EPS	$5,466	$5,386	$5,792	$4,153	$4,408

Denominator:
Weighted Average Common Shares - Basic	36,692	36,555	36,296	33,797	32,743
Dilutive options	1,528	1,537	1,638	1,655	1,639
Weighted Average Common Shares - Diluted	38,220	38,092	37,934	35,452	34,382

Earnings per diluted share	$0.14	$0.14	$0.15	$0.12	$0.13

Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From

Operations (AFFO) and Earnings per diluted share, as adjusted

(Dollars and shares in thousands)

	2005		2004
	June 30	March 31	December 31	September 30	June 30

Net Income	$9,120	$9,040	$9,446	$9,750	$8,843
Issuance costs associated with redeemed preferred shares	—	—	—	(1,813)	—
Combined real estate related depreciation and other amortization	15,087	14,505	13,625	11,700	15,785
Depreciation and amortization allocable to minority interests in other consol. entities	(30)	(32)	(30)	(56)	—
Gain on sale of real estate properties, excluding development	(24)	(24)	(24)	(24)	(24)
Funds From Operations (FFO)	24,153	23,489	23,017	19,557	24,604

Minority interest - common units, gross	1,335	1,308	1,418	1,595	1,241
Preferred share dividends	(3,654)	(3,654)	(3,654)	(3,784)	(4,435)
Funds From Operations (FFO) - Basic	21,834	21,143	20,781	17,368	21,410

Restricted share dividends	—	—	98	—	—
Funds From Operations (FFO) - Diluted	$21,834	$21,143	$20,879	$17,368	$21,410

Straight line rent adjustments	(1,369)	(1,583)	(2,895)	(2,519)	(2,184)
Amortization of deferred market rental revenue	(191)	(70)	(125)	(224)	(273)
Issuance costs associated with redeemed preferred shares	—	—	—	1,813	—
Recurring capital expenditures	(3,293)	(4,734)	(4,695)	(4,679)	(4,997)
Adjusted Funds from Operations - Diluted	$16,981	$14,756	$13,164	$11,759	$13,956

Preferred dividends - redeemable non-convertible (1)	3,654	3,654	3,654	3,784	4,435
Preferred distributions	165	165	165	14	—
Common distributions	2,205	2,179	2,179	2,202	2,057
Common dividends	9,381	9,339	9,288	9,235	7,878
Total Dividends/Distributions	$15,405	$15,337	$15,286	$15,235	$14,370

Denominator for earnings per share - Diluted	38,220	38,092	37,934	35,452	34,382
Common units	8,676	8,544	8,588	8,690	8,765
Denominator for funds from operations per share - Diluted	46,896	46,636	46,522	44,142	43,147

Funds From Operations (FFO) - Diluted	$21,834	$21,143	$20,879	$17,368	$21,410
Issuance costs associated with redeemed preferred shares (1)	n/a	n/a	n/a	1,813	n/a

FFO diluted, as adjusted for issuance costs associated with redeemed preferred shares	$21,834	$21,143	$20,879	$19,181	$21,410

Numerator for Dilutive EPS Computation	$5,466	$5,386	$5,792	$4,153	$4,408
Issuance costs associated with redeemed preferred shares (1)	n/a	n/a	n/a	1,813	n/a
Numerator for Dilutive EPS Computation, as adjusted	$5,466	$5,386	$5,792	$5,966	$4,408

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.14	$0.14	$0.15	$0.17	$0.13

(1)  Earnings per diluted share and FFO per diluted share have been adjusted to exclude the issuance costs associated with our Series B redeemed preferred shares.

Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate

(Dollars and shares in thousands)

	2005		2004
	June 30	March 31	December 31	September 30	June 30

Net Income	$9,120	$9,040	$9,446	$9,750	$8,843
Combined interest expense	13,916	13,358	12,648	10,839	10,514
Amortization of deferred financing costs	471	396	495	577	500
Income tax expense, gross	213	457	420	145	30
Depreciation of furniture, fixtures and equipment	171	161	234	101	99
Combined real estate related depreciation and other amortization	15,087	14,505	13,625	11,700	15,785
Minority interest - preferred units	165	165	165	14	—
Minority interest - consolidated partnerships	(15)	(24)	(12)	(8)	8
Minority interest - common units, gross	1,335	1,308	1,418	1,595	1,241
Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	$40,463	$39,366	$38,439	$34,713	$37,020
Addback:
General and administrative	3,166	3,276	3,467	2,698	2,487
(Income) from service operations	(286)	(909)	(439)	(488)	(238)
Gain on sale of depreciated real estate properties	(24)	(24)	(24)	(24)	(24)
Merchant sales and real estate services	(186)	—	1	1	—
Combined Net Operating Income (NOI)	$43,133	$41,709	$41,444	$36,900	$39,245

Discontinued Operations:
Revenues from real estate operations	$855	$922	$837	$821	$801
Property operating expenses	(334)	(353)	(294)	(408)	(282)
Depreciation and amortization	(190)	(279)	(191)	(183)	(179)
Interest	(188)	(175)	(165)	(171)	(168)
Income from discontinued operations	143	115	187	59	172
Minority interests in discontinued operations	(28)	(23)	(37)	(12)	(38)
Income from discontinued operations, net of minority interests	$115	$92	$150	$47	$134

Gain/(loss) on sales of real estate per statement of operations	$210	$24	$24	$24	$24
(Loss)/gain on sales of real estate from discontinued operations	—	—	—	—	—
Combined gain/(loss) on sales of real estate	210	24	24	24	24
Merchant sales and real estate services	(186)	—	1	1	—
Gain on sales of depreciated real estate properties	$24	$24	$25	$25	$24

Quarterly Equity Analysis

(Amounts in thousands except per share data, share prices and ratios)

	2005		2004
	June 30	March 31	December 31	September 30	June 30
Common Equity - End of Quarter
Common Shares	37,191	37,043	36,842	36,635	33,952
Common Units	8,675	8,544	8,544	8,634	8,754
Total	45,866	45,587	45,386	45,269	42,706
End of Quarter Common Share Price	$29.45	$26.48	$29.35	$25.62	$24.85
Market Value of Common Shares/Units	$1,350,754	$1,207,144	$1,332,079	$1,159,792	$1,061,244

Common Shares Trading Volume
Average Daily Volume (Shares)	145	129	140	135	187
Average Daily Volume (Dollars in thousands)	$4,031.40	$3,437.50	$3,829.59	$3,432.70	$4,226.56
As a Percentage of Weighted Average Common Shares	0.4%	0.4%	0.4%	0.4%	0.6%

Common Share Price Range
Quarterly High	$29.78	$29.30	$29.37	$26.91	$25.10
Quarterly Low	$25.39	$25.14	$25.70	$24.09	$19.00
Quarterly Average	$27.71	$26.55	$27.39	$25.38	$22.55

Convertible Preferred Equity - End of Quarter
Convertible Series I Preferred Units Outstanding (1)	352	352	352	352	n/a
Conversion Ratio	0.5000	0.5000	0.5000	0.5000	n/a
Common Shares Issued Assuming Conversion	176	176	176	176	n/a

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series B Shares Outstanding (2)	—	—	—	—	1,250
Redeemable Series E Shares Outstanding	1,150	1,150	1,150	1,150	1,150
Redeemable Series F Shares Outstanding	1,425	1,425	1,425	1,425	1,425
Redeemable Series G Shares Outstanding	2,200	2,200	2,200	2,200	2,200
Redeemable Series H Shares Outstanding	2,000	2,000	2,000	2,000	2,000
Total Nonconvertible Preferred Equity	6,775	6,775	6,775	6,775	8,025
Total Convertible Preferred Equity	352	352	352	352	n/a
Total Preferred Equity	7,127	7,127	7,127	7,127	8,025
Preferred Share Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00
Recorded Book Value of Preferred Equity	$178,175	$178,175	$178,175	$178,175	$200,625

Weighted Average Shares:
Common Shares Outstanding	36,692	36,555	36,296	33,797	32,743
Restricted shares	—	—	238	—	—
Dilutive options	1,528	1,537	1,638	1,655	1,639
Common Units	8,676	8,544	8,588	8,690	8,765
Denominator for funds from operations per share - diluted	46,896	46,636	46,760	44,142	43,147

Capitalization
Recorded Book Value of Preferred Shares	$178,175	$178,175	$178,175	$178,175	$200,625
Market Value of Common Shares/Units	1,350,754	1,207,144	1,332,079	1,159,792	1,061,244
Total Equity Market Capitalization	$1,528,929	$1,385,319	$1,510,254	$1,337,967	$1,261,869

Total Debt	$1,177,779	$1,091,688	$1,022,688	$947,332	$820,344

Total Market Capitalization	$2,706,708	$2,477,007	$2,532,942	$2,285,299	$2,082,213

Debt to Total Market Capitalization	43.5%	44.1%	40.4%	41.5%	39.4%
Debt to Total Assets	62.3%	60.7%	59.0%	57.4%	55.0%
Debt to Undepreciated Book Value of Real Estate Assets	61.3%	59.5%	58.3%	56.2%	54.5%

(1)  On September 23, 2004, we issued 352,000 Series I convertible preferred units at a value of $25.00 per unit.

(2)  On July 15, 2004, we redeemed 100% of the outstanding 1,250,000 Series B preferred shares and paid a prorated dividend of $.1042 per share for the third quarter 2004.

Quarterly Debt Analysis

(Dollars in thousands)

	2005				2004
	June 30		March 31		December 31		September 30		June 30
Debt Outstanding
Mortgage Loans	$769,408		$773,315		$792,125		$793,755		$612,936
Construction Loans	72,371		48,773		26,963		31,977		23,408
Unsecured Revolving Credit Facility	336,000		269,600		203,600		121,600		184,000
	$1,177,779		$1,091,688		$1,022,688		$947,332		$820,344

Average Outstanding Balance
Mortgage Loans	$829,493		$778,021		$792,876		$644,324		$635,134
Construction Loans	58,167		41,451		31,147		23,843		20,873
Unsecured Revolving Credit Facility	271,201		226,307		155,422		202,573		175,494
	$1,158,861		$1,045,779		$979,445		$870,740		$831,501

Interest Rate Structure
Fixed	$724,369		$728,232		$738,648		$725,696		$537,088
Variable	380,010		363,456		234,040		171,636		233,256
Variable Subject to Interest Rate Protection (1) (2)	73,400		—		50,000		50,000		50,000
	$1,177,779		$1,091,688		$1,022,688		$947,332		$820,344

% of Fixed Rate Loans (3)	67.74%		66.71%		77.12%		81.88%		71.57%
% of Variable Rate Loans (2)	32.26%		33.29%		22.88%		18.12%		28.43%
	100.00%		100.00%		100.00%		100.00%		100.00%

Average Interest Rates
Mortgage & Construction Loans	6.17%		6.25%		6.10%		6.24%		6.23%
Unsecured Revolving Credit Facility	4.51%		4.06%		3.48%		3.04%		2.92%
Total Weighted Average	5.74%		5.75%		5.85%		5.63%		5.53%

Coverage Ratios (excluding capitalized interest) — All coverage computations include the effect of discontinued operations
Interest Coverage - Combined NOI	3.10	x	3.12	x	3.28	x	3.40	x	3.73	x
Interest Coverage - EBITDA	2.91	x	2.95	x	3.04	x	3.20	x	3.52	x
Debt Service Coverage - Combined NOI	2.44	x	2.01	x	2.21	x	2.22	x	2.49	x
Debt Service Coverage - EBITDA	2.29	x	1.90	x	2.05	x	2.09	x	2.35	x
Fixed Charge Coverage - Combined NOI	2.43	x	2.43	x	2.52	x	2.52	x	2.63	x
Fixed Charge Coverage - EBITDA	2.28	x	2.29	x	2.33	x	2.37	x	2.48	x

(1)  We had a $50 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 2.308% which expired January 3, 2005.

(2)  On April 7, 2005, we entered into a $73.4 million notional amount forward swap at a fixed rate of 5.0244%, which commences in July 2005 and expires in July 2015.

(3)  Includes interest rate protection agreements.

Quarterly Operating Ratios

(Dollars in thousands except per share data and ratios)

	2005		2004
	June 30	March 31	December 31	September 30	June 30
OPERATING RATIOS — All computations include the effect of discontinued operations
Net Income as a % of Combined Real Estate Revenues
(Net Income / Combined Real Estate Revenues)	14.94%	14.91%	16.12%	18.36%	16.41%

Combined NOI as a % of Combined Real Estate Revenues
(Combined NOI / Combined Real Estate Revenues)	70.66%	68.80%	70.71%	69.50%	72.82%

EBITDA as a % of Combined Real Estate Revenues
(EBITDA / Combined Real Estate Revenues)	66.29%	64.93%	65.58%	65.38%	68.69%

G&A as a % of Net Income
(G&A / Net Income)	34.71%	36.24%	36.70%	27.67%	28.12%

G&A as a % of Combined Real Estate Revenues
(G&A / Combined Real Estate Revenues)	5.19%	5.40%	5.91%	5.08%	4.61%

G&A as a % of EBITDA
(G&A / EBITDA)	7.82%	8.32%	9.02%	7.77%	6.72%

Quarter end occupancy for operating portfolio	92.92%	92.44%	93.98%	93.04%	92.92%
Quarter end % leased for operating portfolio	93.75%	93.19%	94.96%	94.87%	94.38%

Recurring Capital Expenditures	$3,293	$4,734	$4,695	$4,679	$4,997
Recurring Capital Expenditures per average square foot	$0.27	$0.40	$0.40	$0.42	$0.47
Recurring Capital Expenditures as a % of NOI (Combined NOI)	7.63%	11.35%	11.33%	12.68%	12.73%

Quarterly Dividend Analysis

	2005		2004
	June 30	March 31	December 31	September 30	June 30
Common Share Dividends
Dividends per share/unit	$0.255	$0.255	$0.255	$0.255	$0.235
Increase over prior quarter	0.0%	0.0%	0.0%	8.5%	0.0%

Common Dividend Payout Ratios
Payout - Earnings	171.6%	173.4%	160.4%	222.4%	178.7%

Payout - FFO - Diluted	53.1%	54.5%	55.4%	65.9%	46.4%

Payout - AFFO - Diluted	68.2%	78.1%	87.9%	97.3%	71.2%

Dividend Coverage - FFO - Diluted	1.88x	1.84x	1.81x	1.52x	2.16x

Dividend Coverage - AFFO - Diluted	1.47x	1.28x	1.14x	1.03x	1.40x

Common Dividend Yields
Dividend Yield	3.46%	3.85%	3.48%	3.98%	3.78%

Series I Preferred Unit Distributions (1)
Preferred Unit Distributions Per Unit	$0.46875	$0.46875	$0.46875	$0.46875	n/a
Preferred Unit Distributions Yield	7.50%	7.50%	7.50%	7.50%	n/a
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	n/a

Series B Preferred Share Dividends (2)
Preferred Share Dividends Per Share	n/a	n/a	n/a	n/a	$0.62500
Preferred Share Dividend Yield	n/a	n/a	n/a	n/a	10.00%
Quarter End Recorded Book Value	n/a	n/a	n/a	n/a	$25.00

Series E Preferred Share Dividends
Preferred Share Dividends Per Share	$0.64063	$0.64063	$0.64063	$0.64063	$0.64063
Preferred Share Dividend Yield	10.25%	10.25%	10.25%	10.25%	10.25%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series F Preferred Share Dividends
Preferred Share Dividends Per Share	$0.61719	$0.61719	$0.61719	$0.61719	$0.61719
Preferred Share Dividend Yield	9.875%	9.875%	9.875%	9.875%	9.875%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series G Preferred Share Dividends
Preferred Share Dividends Per Share	$0.50000	$0.50000	$0.50000	$0.50000	$0.50000
Preferred Share Dividend Yield	8.000%	8.000%	8.000%	8.000%	8.000%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series H Preferred Share Dividends
Preferred Share Dividends Per Share	$0.46875	$0.46875	$0.46875	$0.46875	$0.46875
Preferred Share Dividend Yield	7.500%	7.500%	7.500%	7.500%	7.500%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

(1)  On September 23, 2004, we issued 352,000 Series I convertible preferred units for $8.8 million or $50.00 per common share, on an as-if converted basis.

(2)  On July 15, 2004, we redeemed 100% of the outstanding 1,250,000 Series B preferred shares and paid a prorated dividend of $.1042  per share for the third quarter 2004.

Investor Composition and Analyst Coverage

(as of June 30, 2005)

			As if Converted		Fully Diluted
	Common	Common	Preferred		Ownership
SHAREHOLDER CLASSIFICATION	Shares	Units	Shares / Units	Total	% of Total

Insiders	974,411	7,582,238	—	8,556,649	18.58%
Institutional Ownership	31,164,151	—	—	31,164,151	67.69%
Other / Retail	5,052,808	1,092,426	176,000	6,321,234	13.73%
	37,191,370	8,674,664	176,000	46,042,034	100.00%

	June 30,	March 31,	December 31,	September 30,	June 30,
RESEARCH COVERAGE	2005	2005	2004	2004	2004

A. G. Edwards	x	x	x	x	x
Credit Suisse First Boston	x	x	x	x	n/a
Ferris, Baker Watts, Incorporated	x	x	n/a	n/a	n/a
Legg Mason Wood Walker, Inc.	x	x	x	x	x
Maxcor Financial Group, Inc.	x	x	x	x	x
McDonald Investments	x	x	x	x	x
Raymond James	x	x	x	x	x
Robert W. Baird & Co. Incorporated	x	x	x	n/a	n/a
Stifel, Nicolaus & Company, Incorporated	x	x	x	x	n/a
Wachovia Securities	x	x	x	x	x

Source:  Institutional ownership was obtained from filed Forms 13(f) as of March 31, 2005 per Vickers Stock Research Corporation.

Debt Maturity Schedule - June 30, 2005

(Dollars in thousands)

	Non-Recourse Debt (1) (4)		Recourse Debt (1) (4)
Year of Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Wachovia Revolver (2)	Total Scheduled Payments

2005	$7,196	$16,446	$225	$18,893	$—	$42,760
2006	14,758	59,975	4,164	3,685	—	82,582
2007	13,492	65,698	4,199	73,497	—	156,886
2008	11,543	142,903	549	25,217	336,000	516,212
2009	7,945	52,228	589	—	—	60,762
2010 (3)	7,324	52,177	50	12,481	—	72,032
2011	5,420	102,264	—	—	—	107,684
2012	3,818	36,123	—	—	—	39,941
2013	1,183	96,376	—	—	—	97,559
	$72,679	$624,190	$9,776	$133,773	$336,000	$1,176,418

		Net premium / (discount) to adjust to fair value of debt				1,361
			Debt per the Balance Sheet			$1,177,779

Notes:

(1)  Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions.  The maturity dates presented above in the table assume that the extension options have not been exercised.

(2)  We have the right to extend the Wachovia Revolver for a one-year period, subject to certain conditions, upon maturity in March 2008.

(3)  We assumed that our $9.8 million non-recourse loan that matures in September 2025 will be called in October 2010. The above table includes the $8.5 million amount due on maturity in 2010.

(4)  The non-recourse debt presented above includes $20.0 million of recourse debt relating to the construction of 4851 Stonecroft Boulevard.

Property Summary by Region - June 30, 2005

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment
	Office Properties

	Baltimore /Washington Corridor
1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
	304 Carina Road (304 NBP)	BWI Airport	NBP		M		162,498
	306 Carina Road (306 NBP)	BWI Airport	NBP		M		157,146
2	2720 Technology Drive (220 NBP)	BWI Airport	NBP	2004	M	156,730
3	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,000
	322 Carina Road (322 NBP)	BWI Airport	NBP		M		125,847
	318 Carina Road (318 NBP)	BWI Airport	NBP		M		125,681
4	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
5	132 National Business Parkway	BWI Airport	NBP	2000	M	118,456
6	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	118,093
7	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
	2691 Technology Drive (191 NBP)	BWI Airport	NBP		M		103,683
8	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
9	133 National Business Parkway	BWI Airport	NBP	1997	M	88,666
10	135 National Business Parkway	BWI Airport	NBP	1998	M	87,484
11	141 National Business Parkway	BWI Airport	NBP	1990	M	87,318
12	131 National Business Parkway	BWI Airport	NBP	1990	M	69,039
13	114 National Business Parkway	BWI Airport	NBP	2002	M	9,908
						1,458,866	674,855

1	1306 Concourse Drive	BWI Airport	APS	1990	M	114,046
2	870-880 Elkridge Landing Road	BWI Airport	APS	1981	M	105,151
3	1304 Concourse Drive	BWI Airport	APS	2002	M	102,964
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	97,261
5	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
6	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
7	1302 Concourse Drive	BWI Airport	APS	1996	M	84,505
8	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
9	1099 Winterson Road	BWI Airport	APS	1988	M	71,076
10	1190 Winterson Road	BWI Airport	APS	1987	M	69,024
11	849 International Drive	BWI Airport	APS	1988	M	68,865
12	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
13	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
14	999 Corporate Boulevard	BWI Airport	APS	2000	M	67,456
15	891 Elkridge Landing Road	BWI Airport	APS	1984	M	58,454
16	901 Elkridge Landing Road	BWI Airport	APS	1984	M	57,593
17	930 International Drive	BWI Airport	APS	1986	S	57,409
18	800 International Drive	BWI Airport	APS	1988	S	57,379
19	900 International Drive	BWI Airport	APS	1986	S	57,140
20	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	53,031
22	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
23	940 Elkridge Landing Road	BWI Airport	APS	1984	M	51,704
						1,683,194	—

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,326
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	73,960
3	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	M	59,204
4	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	58,453
5	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	46,400
6	7321 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	39,822
7	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,565
8	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	29,936
9	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	19,992
10	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	17,061
11	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,841
12	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,962
13	1348 Ashton Road	BWI Airport	Comm./Pkwy.	1988	S	3,108
						485,630	—

49	Subtotal (continued on next page)					3,627,690	674,855

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - June 30, 2005 (continued)

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment
49	Subtotal (continued from prior page)					3,627,690	674,855

1	2500 Riva Road	Annapolis		2000	M	155,000

1	9140 Route 108	Howard Co. Perimeter	Oakland Ridge	1985	S	150,000

1	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
	6711 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway		M		125,000
2	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,760
3	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	108,909
4	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	107,778
5	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	82,953
	8621 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway		M		85,106
6	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	78,460
7	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	74,684
8	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	61,957
9	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	56,350
10	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,002
11	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	49,500
12	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	39,203
13	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
14	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,936
15	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,423
16	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,604
17	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,420
						1,151,305	210,106

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers 95	1986	S	160,000
2	9140 Guilford Road	Howard Co. Perimeter	Rivers 95	1983	S	41,704
3	9160 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	M	36,528
4	9150 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	18,592
5	9130 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	13,700
						270,524	—

73	Total Baltimore / Washington Corridor					5,354,519	884,961

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	235,954
2	400 Professional Drive	Gaithersburg	Crown Point	2000	M	129,030
3	15 West Gude Drive	Rockville		1986	M	113,114
4	45 West Gude Drive	Rockville		1987	M	108,588
5	14502 Greenview Drive	Laurel		1988	M	72,449
6	14504 Greenview Drive	Laurel		1985	M	69,334
7	4230 Forbes Boulevard	Lanham	Forbes 50	2003	S	55,866
	Total Suburban Maryland					784,335	—

	Other

1	10150 York Road	North Baltimore Co.		1985	M	176,689
2	9690 Deereco Road	North Baltimore Co.		1988	M	134,175
3	375 West Padonia Road	North Baltimore Co.		1986	M	110,328
4	1615 and 1629 Thames Street	Baltimore City		1989	M	104,214
	Total Other					525,406	—

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - June 30, 2005 (continued)

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment
	St. Mary’s & King George Counties

1	22309 Exploration Drive	St. Mary’s County	Exploration Park	1984	M	98,860
2	22289 Exploration Drive	St. Mary’s County	Exploration Park	2000	M	61,059
3	22299 Exploration Drive	St. Mary’s County	Exploration Park	1998	M	58,509
4	22300 Exploration Drive	St. Mary’s County	Exploration Park	1997	S	44,830
						263,258	—

1	46579 Expedition Drive	St. Mary’s County	Expedition Park	2002	M	61,156
	46591 Expedition Drive	St. Mary’s County	Expedition Park		M		61,000
						61,156	61,000

1	44425 Pecan Court	St. Mary’s County	Wildewood Tech Park	1997	M	59,055
2	44408 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	50,532
3	23535 Cottonwood Parkway	St. Mary’s County	Wildewood Tech Park	1984	M	46,656
4	44417 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	29,053
5	44414 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	25,444
6	44420 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	25,200
						235,940	—

1	16480 Commerce Drive	King George County	Dahlgren Technology Center	2000	S	70,728
2	16541 Commerce Drive	King George County	Dahlgren Technology Center	1996	S	36,053
3	16539 Commerce Drive	King George County	Dahlgren Technology Center	1990	S	32,076
4	16442 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	25,518
5	16501 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	22,860
6	16543 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	17,370
						204,605	—

17	Total St. Mary’s & King George Counties					764,959	61,000

	Northern Virginia

1	15000 Conference Center Drive	Dulles South	Westfields	1989	M	470,406
	15010 Conference Center Drive	Dulles South	Westfields		M		213,091
2	15059 Conference Center Drive	Dulles South	Westfields	2000	M	145,192
3	15049 Conference Center Drive	Dulles South	Westfields	1997	M	145,053
4	14900 Conference Center Drive	Dulles South	Westfields	1999	M	127,572
5	14280 Park Meadow Drive	Dulles South	Westfields	1999	M	114,126
6	4851 Stonecroft Boulevard	Dulles South	Westfields	2004	M	88,094
7	14850 Conference Center Drive	Dulles South	Westfields	2000	M	69,711
8	14840 Conference Center Drive	Dulles South	Westfields	2000	M	69,710
						1,229,864	213,091

1	13200 Woodland Park Road	Herndon	Woodlands	2002	M	404,665
						404,665	—

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	113,093
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	53,728
						166,821	—

1	1751 Pinnacle Drive	Tysons Corner		1989/1995	M	261,031
2	1753 Pinnacle Drive	Tysons Corner		1976/2004	M	181,637
						442,668	—

13	Total Northern Virginia					2,244,018	213,091

	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	65,411
						144,867	—

2	Subtotal (continued on next page)					144,867	—

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - June 30, 2005 (continued)

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

2	Subtotal (continued from prior page)					144,867	—

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,500
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,921
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,680	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road - Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	32,309
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,347
						117,212	—

16	Total Greater Harrisburg					671,759	—

	Greater Philadelphia

1	753 Jolly Road	Blue Bell	Unisys campus	1992	M	419,472
2	785 Jolly Road	Blue Bell	Unisys campus	1996	M	219,065
3	760 Jolly Road	Blue Bell	Unisys campus	1994	M	208,854
4	751 Jolly Road	Blue Bell	Unisys campus	1991	M	112,958
	Total Greater Philadelphia					960,349	—

	Northern/Central New Jersey

1	431 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1998	S	170,000
2	429 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	M	142,385
3	68 Culver Road	Exit 8A — Cranbury	Princeton Tech Cntr.	2000	M	57,280
4	437 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	S	30,000
						399,665	—

1	104 Interchange Plaza	Exit 8A — Cranbury	Interchange Plaza	1990	M	47,677
2	101 Interchange Plaza	Exit 8A — Cranbury	Interchange Plaza	1985	M	43,621
						91,298	—

1	47 Commerce	Exit 8A — Cranbury	Centrepoint North	1998	S	41,398
						41,398	—

1	7 Centre Drive	Exit 8A — Cranbury	Monroe Center	1986	S	19,468
2	8 Centre Drive	Exit 8A — Cranbury	Monroe Center	1989	S	16,199
3	2 Centre Drive	Exit 8A — Cranbury	Monroe Center	1989	S	16,132
						51,799	—

1	4301 Route 1	Monmouth Junction	Princeton Exec. Campus	1986	M	61,433
						61,433	—

1	695 Route 46	Wayne	Fairfield Corp. Cntr.	1990	M	157,394
2	710 Route 46	Wayne	Fairfield Corp. Cntr.	1985	M	101,263
						258,657	—

13	Total Northern / Central New Jersey					904,250	—

	San Antonio, Texas

	8611 Military Drive	San Antonio		1982 / 1985	M	—	468,994
	Total San Antonio, Texas					—	468,994

147	TOTAL PORTFOLIO					12,209,595	1,628,046

The S or M notation indicates single story or multi-story building, respectively.

Property Occupancy Rates by Region by Quarter

	Baltimore /		Northern /					St. Mary’s &
	Washington	Northern	Central	Greater	Greater	Suburban		King George	Total
	Corridor	Virginia	New Jersey	Philadelphia	Harrisburg	Maryland	Other	Counties	Portfolio

June 30, 2005

Number of Buildings	73	13	13	4	16	7	4	17	147
Rentable Square Feet	5,354,519	2,244,018	904,250	960,349	671,759	784,335	525,406	764,959	12,209,595
Percent Occupied	95.81%	94.64%	77.44%	100.00%	84.93%	76.01%	98.04%	97.86%	92.92%

March 31, 2005

Number of Buildings	73	13	13	4	16	5	4	17	145
Rentable Square Feet	5,348,868	2,244,018	904,250	960,349	671,759	562,576	525,406	764,711	11,981,937
Percent Occupied	94.44%	93.37%	74.41%	100.00%	86.75%	81.52%	97.62%	97.06%	92.44%

December 31, 2004

Number of Buildings	73	13	13	4	16	5	4	17	145
Rentable Square Feet	5,347,828	2,241,452	904,250	960,349	671,759	562,577	525,327	764,711	11,978,253
Percent Occupied	95.64%	94.49%	91.25%	100.00%	85.37%	79.38%	90.98%	96.87%	93.98%

September 30, 2004

Number of Buildings	73	12	13	4	16	5	4	9	136
Rentable Square Feet	5,347,301	2,153,358	904,250	960,349	672,572	561,979	527,168	489,924	11,616,901
Percent Occupied	94.93%	94.21%	91.09%	100.00%	83.69%	81.03%	82.86%	94.76%	93.04%

June 30, 2004

Number of Buildings	72	9	13	4	16	5	4	9	132
Rentable Square Feet	5,190,429	1,599,130	904,174	960,349	672,264	532,915	523,944	489,924	10,873,129
Percent Occupied	93.96%	94.93%	89.48%	100.00%	85.08%	83.77%	87.31%	94.50%	92.92%

Top Twenty Office Tenants as of June 30, 2005

(Dollars and square feet in thousands)

			Percentage of	Total	Percentage	Weighted
		Total	Total	Annualized	of Total	Average
	Number of	Occupied	Occupied	Rental	Annualized Rental	Remaining
Tenant	Leases	Square Feet	Square Feet	Revenue (1) (6)	Revenue	Lease Term (2)

United States of America (3)	30	1,353,636	11.9%	$30,056	12.9%	4.7
Computer Sciences Corporation (4)	5	485,527	4.3%	11,392	4.9%	5.5
Booz Allen Hamilton, Inc.	9	471,067	4.2%	11,391	4.9%	7.1
General Dynamics Corporation	12	448,696	4.0%	9,016	3.9%	4.3
Northrop Grumman Corporation	10	403,701	3.6%	8,466	3.6%	2.8
The Titan Corporation (4)	5	232,136	2.0%	8,457	3.6%	8.2
Unisys (5)	3	741,284	6.5%	7,901	3.4%	4.0
AT&T Corporation (4)	8	316,148	2.8%	6,738	2.9%	3.3
The Aerospace Corporation	2	221,785	2.0%	5,779	2.5%	9.4
Wachovia Bank	3	176,470	1.6%	5,324	2.3%	13.4
VeriSign, Inc.	2	162,841	1.4%	4,596	2.0%	9.1
The Boeing Company (4)	8	162,699	1.4%	4,108	1.8%	3.6
Ciena Corporation	3	221,609	2.0%	3,333	1.4%	2.9
Commonwealth of Pennsylvania (4)	7	209,162	1.8%	3,063	1.3%	4.0
Magellan Health Services, Inc.	2	142,199	1.3%	2,867	1.2%	6.1
PricewaterhouseCoopers	1	97,638	0.9%	2,720	1.2%	0.7
Johns Hopkins University (4)	7	106,473	0.9%	2,573	1.1%	2.2
Merck & Co., Inc. (Unisys) (5)	1	219,065	1.9%	2,372	1.0%	4.0
Carefirst, Inc. and Subsidiaries (4)	3	94,223	0.8%	2,277	1.0%	2.5
BAE Systems	7	199,212	1.8%	2,229	1.0%	1.5

Subtotal Top 20 Office Tenants	128	6,465,571	57.0%	134,659	57.6%	5.3
All remaining tenants	512	4,879,317	43.0%	99,119	42.4%	4.1
Total/Weighted Average	640	11,344,888	100.0%	$233,778	100.0%	4.8

(1)  Total Annualized Rental Revenue is the monthly contractual base rent as of June 30, 2005 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(2)  The weighting of the lease term was computed using Total Rental Revenue.

(3)  Many of our government leases are subject to early termination provisions which are customary to government leases. The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(4)  Includes affiliated organizations or agencies.

(5)  Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys’ 960,349 leased rentable square feet.

(6)  Order of tenants is based on Annualized Rent.

Combined Real Estate Revenue by Geographic Region by Quarter

(Dollars in thousands)

	2005		2004
	June 30	March 31	December 31	September 30	June 30

Office Properties:

Baltimore/Washington Corridor	$29,088	$29,679	$28,725	$26,924	$25,018
Northern Virginia	14,385	14,419	14,405	10,120	13,290
Northern/Central New Jersey	3,179	3,871	4,757	4,696	4,661
Greater Philadelphia	2,506	2,506	2,506	2,506	2,506
Greater Harrisburg	2,166	2,244	2,172	2,272	2,168
St. Mary’s and King George Counties	3,933	2,878	1,948	1,750	1,662
Suburban Maryland	3,133	2,454	2,389	2,622	2,358
Other	2,692	2,662	2,403	2,173	2,181
Subtotal	61,082	60,713	59,305	53,063	53,844
Eliminations / other	(41)	(87)	(691)	34	48

Combined Real Estate Revenues	$61,041	$60,626	$58,614	$53,097	$53,892

Combined Net Operating Income by Geographic Region by Quarter

(Dollars in thousands)

	2005		2004
	June 30	March 31	December 31	September 30	June 30

Office Properties:

Baltimore/Washington Corridor	$20,550	$20,270	$19,873	$18,266	$17,406
Northern Virginia	9,603	9,404	9,634	6,955	10,216
Northern/Central New Jersey	1,656	2,361	3,508	3,309	3,420
Greater Philadelphia	2,469	2,471	2,459	2,467	2,467
Greater Harrisburg	1,504	1,500	1,489	1,582	1,409
St. Mary’s and King George Counties	3,288	2,172	1,388	1,374	1,304
Suburban Maryland	2,052	1,365	1,321	1,695	1,573
Other	1,724	1,490	1,377	1,216	1,402
Subtotal	42,846	41,033	41,049	36,864	39,197
Eliminations / other	287	676	395	36	48

Combined NOI	$43,133	$41,709	$41,444	$36,900	$39,245

Same Office Property Cash Net Operating Income by Quarter

(Dollars in thousands)

	2005		2004
	June 30	March 31	December 31	September 30	June 30

Office Properties: (1)

Baltimore/Washington Corridor	$18,385	$18,004	$17,652	$17,171	$16,624
Northern Virginia	6,291	6,130	5,058	5,006	8,915
Northern/Central New Jersey	1,662	2,393	3,503	3,247	3,437
Greater Philadelphia	2,533	2,534	2,523	2,530	2,479
Greater Harrisburg	1,482	1,473	1,504	1,568	1,384
Suburban Maryland	1,465	1,227	1,177	1,535	1,393
St. Mary’s and King George Counties	1,192	1,097	1,069	1,176	1,147
Other	1,160	931	951	894	1,029

Total Office Properties	$34,170	$33,789	$33,437	$33,127	$36,408

Same Office Property GAAP Net Operating Income by Quarter

(Dollars in thousands)

	2005		2004
	June 30	March 31	December 31	September 30	June 30

Office Properties: (1)

Baltimore/Washington Corridor	$18,928	$18,645	$18,327	$18,073	$17,454
Northern Virginia	6,514	6,338	6,655	6,684	10,239
Northern/Central New Jersey	1,662	2,368	3,515	3,310	3,423
Greater Philadelphia	2,471	2,472	2,461	2,469	2,467
Greater Harrisburg	1,504	1,500	1,489	1,582	1,409
Suburban Maryland	1,514	1,296	1,239	1,612	1,484
St. Mary’s and King George Counties	1,202	1,110	1,091	1,208	1,189
Other	1,160	1,008	1,031	894	1,024

Total Office Properties	$34,955	$34,737	$35,808	$35,832	$38,689

(1) Same office properties include buildings owned for a minimum of five reporting quarters. Amounts reported do not include the effects of eliminations.

Average Occupancy Rates by Region for Same Office Properties (1)

	Baltimore /		Northern /					St.Mary’s and
	Washington	Northern	Central	Greater	Greater	Suburban		King George	Total
	Corridor	Virginia	New Jersey	Philadelphia	Harrisburg	Maryland	Other	Counties	Office

2nd Quarter 2005 Average

Number of Buildings	72	9	12	4	16	4	3	8	128
Rentable Square Feet	5,195,975	1,599,130	746,856	960,349	671,759	506,748	348,717	431,186	10,460,720
Percent Occupied	95.28%	93.84%	75.14%	100.00%	85.34%	85.54%	96.36%	97.63%	93.08%

1st Quarter 2005 Average

Number of Buildings	72	9	12	4	16	4	3	8	128
Rentable Square Feet	5,191,942	1,599,130	746,856	960,349	671,759	506,710	348,691	431,021	10,456,458
Percent Occupied	94.27%	93.81%	79.06%	100.00%	86.52%	84.10%	96.82%	96.26%	92.82%

4th Quarter 2004 Average

Number of Buildings	72	9	12	4	16	4	3	8	128
Rentable Square Feet	5,191,006	1,599,130	746,856	960,349	672,301	506,553	348,638	431,021	10,455,854
Percent Occupied	94.82%	95.52%	92.68%	100.00%	84.01%	82.92%	93.47%	96.41%	94.00%

3rd Quarter 2004 Average

Number of Buildings	72	9	12	4	16	4	3	8	128
Rentable Square Feet	5,190,524	1,599,130	746,856	960,349	672,367	506,112	348,656	430,869	10,454,863
Percent Occupied	94.29%	95.22%	93.13%	100.00%	83.40%	84.66%	85.60%	95.68%	93.48%

2nd Quarter 2004 Average

Number of Buildings	72	9	12	4	16	4	3	8	128
Rentable Square Feet	5,190,429	1,599,132	746,856	960,349	672,264	506,107	339,050	430,869	10,445,056
Percent Occupied	92.67%	94.72%	90.59%	100.00%	86.19%	81.89%	92.09%	95.33%	92.66%

(1) Same office properties include buildings owned for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year

						Total
				Total Annualized	Percentage	Annual. Rental
		Square		Rental	of Total	Revenue of
Year of	Number	Footage	Percentage of	Revenue of	Annualized Rental	Expiring Leases
Lease	of Leases	of Leases	Total Occupied	Expiring	Revenue	per Occupied
Expiration (1)	Expiring	Expiring	Square Feet	Leases (2)	Expiring	Square Foot
				(000s)

July - September	20	201,575	1.8%	$4,602	2.0%	$22.83
October - December	24	167,290	1.5%	3,562	1.5%	21.29
Total 2005	44	368,865	3.3%	8,164	3.5%	22.13

January - March	22	280,477	2.5%	6,388	2.7%	22.78
April - June	26	206,119	1.8%	4,301	1.8%	20.87
July - September	16	229,627	2.0%	3,423	1.5%	14.91
October - December	26	298,475	2.6%	6,745	2.9%	22.60
Total 2006	90	1,014,698	8.9%	20,857	8.9%	20.55

2007	121	1,643,377	14.5%	32,580	13.9%	19.82
2008	97	1,317,192	11.6%	28,291	12.1%	21.48
2009	111	2,381,466	21.0%	38,751	16.6%	16.27
2010	84	1,571,216	13.8%	34,649	14.8%	22.05
2011	20	511,566	4.5%	9,145	3.9%	17.88
2012	15	606,829	5.3%	12,892	5.5%	21.25
2013	6	386,290	3.4%	11,171	4.8%	28.92
2014	13	674,636	5.9%	19,507	8.3%	28.91
2015	8	353,401	3.1%	8,489	3.6%	24.02
2016	1	28,008	0.2%	266	0.1%	9.50
2017	—	—	0.0%	—	0.0%	0.00
2018	3	328,944	2.9%	7,204	3.1%	21.90

Other (3)	27	158,400	1.4%	1,811	0.8%	11.43

Total / Average	640	11,344,888	100.0%	$233,778	100.0%	$20.61

NOTE:  As of June 30, 2005, the weighted average lease term is 4.8 years.

(1)   Many of our government leases are subject to certain early termination provisions which are customary to government leases.  The year of lease expiration was computed assuming no exercise of such early termination rights.

(2)   Total Annualized Rental Revenue is the monthly contractual base rent as of June 30, 2005 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(3)   Other consists primarily of amenities, including cafeterias, concierge offices and property management space.  In addition, month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line as the exact expiration date is unknown.

Office Renewal Analysis as of June 30, 2005

	Baltimore/ Washington Corridor	Northern Virginia	Northern/ Central New Jersey	Greater Harrisburg	Suburban Maryland	Other	St. Mary’s and King George Counties	Total Office
Quarter Ended June 30, 2005:

Expiring Square Feet	188,694	21,488	24,193	12,206	—	56,517	22,676	325,774
Vacated Square Feet	61,846	4,119	—	12,206	—	39,203	—	117,374
Renewed Square Feet	126,848	17,369	24,193	—	—	17,314	22,676	208,400
Retention Rate (% based upon square feet)	67.22%	80.83%	100.00%	0.00%	0.00%	30.64%	100.00%	63.97%

Renewed Space Only:
Average Committed Cost per Square Foot	$3.82	$3.54	$4.04	$—	$—	$14.96	$0.92	$4.44
Weighted Average Lease Term in years	4.4	3.6	3.7	—	—	5.0	2.4	4.1

Change in Total Rent - GAAP	16.74%	-5.89%	6.79%	0.00%	0.00%	-2.43%	-0.54%	9.23%
Change in Total Rent - Cash	8.53%	-10.84%	-1.05%	0.00%	0.00%	-8.32%	-3.18%	2.37%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$8.38	$8.22	$7.76	$16.61	$22.01	$18.37	$0.92	$9.28
Weighted Average Lease Term in years	4.6	3.8	4.0	4.2	6.5	5.0	2.4	4.4

Change in Total Rent - GAAP	10.83%	-6.42%	0.07%	-15.36%	-9.63%	0.08%	-0.54%	5.46%
Change in Total Rent - Cash	4.51%	-11.44%	-5.90%	-16.98%	-14.72%	-6.34%	-3.18%	-0.34%

Notes: No renewal or retenanting activity transpired in our Greater Philadelphia region. Activity is exclusive of owner occupied space and leases with less than a one year term. Expiring square feet includes early renewals and excludes early terminations.

Year to Date Acquisition Summary as of June 30, 2005 (1)

(Dollars in thousands)

	Submarket	Acquisition Date	Square Feet	Occupancy Percentage at Acquisition	Contractual Purchase Price	Investment (2)

Individual Property:

8611 Military Drive (3) (4)	San Antonio	3/30/2005	468,994	100.0%	$30,500	$30,729

15 West Gude Drive (5)	Rockville	4/7/2005	113,114	22.8%	17,011	17,227

45 West Gude Drive (5)	Rockville	4/7/2005	108,588	100.0%	20,134	20,390

Total			690,696	87.4%	$67,645	$68,346

(1)  Excludes land only acquisitions.

(2)  Initial accounting investment recorded by property as of June 30, 2005.

(3)  This property is under redevelopment as of June 30, 2005.

(4)  Contractual purchase price as of June 30, 2005 excludes $3.0 million purchase of adjacent land parcel and $5.9 million purchase of adjacent land parcel.

(5)  Contractual purchase price as of June 30, 2005 excludes $6.2 million purchase of adjacent land parcel.

Development Summary as of June 30, 2005

(Dollars in thousands)

		Wholly
		Owned	Total	Percentage
		or Joint	Rentable	Leased	Anticipated		Outstanding	Anticipated
		Venture	Square	or	Total	Cost	Loan as of	Date of
Property and Location	Submarket	(JV)	Feet	Committed	Cost	to date	6/30/2005	Operations

Under Construction

2691 Technology Drive (191 NBP)								Construction
Annapolis Junction, Maryland (1)	BWI Airport	Owned	103,683	100.00%	$19,997	$16,956	$11,684	3Q 05

318 Carina Road (318 NBP)								Construction
Annapolis Junction, Maryland (2)	BWI Airport	Owned	125,681	100.00%	21,373	18,740	12,564	4Q 05

8621 Robert Fulton Drive	Howard Co.							Construction
Columbia, Maryland (3)	Perimeter	Owned	85,106	76.54%	12,854	6,696	4,266	4Q 05

304 Carina Road (304 NBP)								Construction
Annapolis Junction, Maryland (4)	BWI Airport	Owned	162,498	100.00%	28,319	19,881	10,867	1Q 06

46591 Expedition Drive (Expedition 6)	St. Mary’s							Construction
Lexington Park, Maryland	County	Owned	61,000	23.57%	8,135	5,293	—	1Q 06

322 Carina Road (322 NBP)								Construction
Annapolis Junction, Maryland (5)	BWI Airport	Owned	125,847	0.00%	21,532	12,519	4,976	2Q 06

15010 Conference Center Drive (WTP II)								Construction
Chantilly, Virginia (6)	Dulles South	Owned	213,091	0.00%	39,102	23,854	8,321	3Q 06

306 Carina Road (306 NBP)								Construction
Annapolis Junction, Maryland (7)	BWI Airport	Owned	157,146	38.84%	27,761	16,356	7,654	3Q 06

6711 Columbia Gateway Drive	Howard Co.							Construction
Columbia, Maryland	Perimeter	Owned	125,000	0.00%	24,413	10,078	—	4Q 06

Total Under Construction			1,159,052	45.94%	$203,486	$130,373	$60,332

Redevelopment

8611 Military Drive								Redevelopment
San Antonio, Texas	San Antonio	Owned	468,994	100.00%	$7,500	$143	$—	4Q 05

Total Redevelopment			468,994	100.00%	$7,500	$143	$—

Under Development

320 Carina Road (320 NBP)								Development
Annapolis Junction, Maryland	BWI Airport	Owned	125,760	0.00%	$22,370	$3,467	$—	4Q 06

302 Carina Road (302 NBP)								Development
Annapolis Junction, Maryland	BWI Airport	Owned	160,000	0.00%	30,947	4,560	—	2007

16442 Commerce Drive	King George							Development
Dahlgren, Virginia	County	Owned	56,000	0.00%	8,586	50	—	2007

Total Under Development			341,760	0.00%	$61,903	$8,077	$—

(1) Total loan commitment is $16.6 million.

(2) Total loan commitment is $19.3 million.

(3) Total loan commitment is $9.6 million.  We acquired the remaining 20% joint venture interest on June 9, 2005 and now wholly own this property.

(4) Total loan commitment is $27.1 million.

(5) Total loan commitment is $19.0 million.

(6) Total loan commitment is $32.0 million.

(7) Total loan commitment is $25.0 million.

Land Inventory as of June 30, 2005

Location	Submarket	Status	Acres	Developable Square Feet

Westfields Corporate Center	Dulles South	owned	19	246,800
Westfields Corporate Center	Dulles South	owned	17	377,300
Westfields Corporate Center	Dulles South	owned	32	674,200
Woodland Park	Herndon	owned	5	225,000
Total Northern Virginia			73	1,523,300

National Business Park	BWI Airport	owned	34	500,000
Columbia Gateway Exchange III	Howard Co. Perimeter	owned	4	126,200
Columbia Gateway Parcel T-11	Howard Co. Perimeter	owned	14	220,000
Columbia Gateway Parcel N-11	Howard Co. Perimeter	owned	3	28,500
MOR Montpelier 3	Howard Co. Perimeter	JV	2	19,000
1243 Winterson Road (AS 22)	BWI Airport	owned	2	30,000
Arundel Preserve	BWI Airport	under contract	63	up to 1,800,000
Total Baltimore / Washington Corridor			122	2,723,700

Rockville Corporate Center	Rockville	owned	10	215,000
Total Suburban Maryland			10	215,000

Unisys Campus	Blue Bell	owned	45	600,000
Unisys Campus	Blue Bell	option	27	354,000
Total Greater Philadelphia			72	954,000

Princeton Technology Center	Exit 8A - Cranbury	owned	19	250,000
Total Northern / Central New Jersey			19	250,000

Dahlgren Technology Center	King George County	owned	32	65,000
Expedition Park	St. Mary’s County	owned	6	60,000
Total St. Mary’s & King George Counties			38	125,000

Commerce Court	Commerce Park	option	6	68,000
Total Harrisburg			6	68,000

San Antonio	San Antonio	owned	27	350,000
Total San Antonio			27	350,000

TOTAL			367	6,209,000

This land inventory schedule excludes all properties listed as under construction, redevelopment or under development as detailed on page 28.

Joint Venture Summary as of June 30, 2005

(Dollars in thousands)

Consolidated Properties

	Joint Venture							Option to
	Interest					Consolidated		Acquire
	Held By		Square		Total	Debt as	Recourse	Partner’s
Property and Location	COPT	Status	Feet	Acreage	Assets	of 6/30/05	to COPT	Interest

4230 Forbes Boulevard Lanham, Maryland	50%	Operating	55,866	5 acres	$4,623	$3,685	Yes, up to $4.5 million	Yes

MOR Montpelier 3 LLC Laurel, Maryland	50%	Development	19,000	2 acres	1,377	—	N/A	Yes

TOTAL					$6,000	$3,685

Unconsolidated Properties

	Joint Venture							Option to
	Interest					Off-Balance		Acquire
	Held By		Square		COPT	Sheet Debt as	Recourse	Partner’s
Property and Location	COPT	Status	Feet	Acreage	Investment	of 6/30/05	to COPT	Interest

695 Route 46 Wayne, New Jersey	20%	Operating	157,394	13 acres	$1,233	$13,918	No	No

TOTAL					$1,233	$13,918

Reconciliations of Non GAAP Measurements

(Dollars in thousands)

	2005		2004
	June 30	March 31	December 31	September 30	June 30

Total Assets or Denominator for Debt to Total Assets	$1,890,448	$1,798,920	$1,732,026	$1,650,726	$1,490,701
Accumulated depreciation	165,101	153,127	141,716	131,018	121,630
Intangible assets on real estate acquisitions, net	66,354	64,965	67,560	67,083	53,874
Assets other than assets included in investment in real estate	(199,602)	(181,644)	(187,525)	(163,557)	(161,591)

Denominator for Debt to Undepreciated Book Value of Real Estate Assets	$1,922,301	$1,835,368	$1,753,777	$1,685,270	$1,504,614

GAAP Revenues from Real Estate Operations	$60,186	$59,705	$57,776	$52,276	$53,091
Revenues from discontinued operations	855	922	837	821	801
Other income/(expense)	—	(1)	1	—	—
Combined Real Estate Revenues	$61,041	$60,626	$58,614	$53,097	$53,892

GAAP Revenues from Real Estate Operations	$60,186	$59,705	$57,776	$52,276	$53,091
Property operating	(17,574)	(18,565)	(16,876)	(15,789)	(14,365)
Revenues from discontinued operations	855	922	837	821	801
Property operating from discontinued operations	(334)	(353)	(294)	(408)	(282)
Other revenue	—	(1)	1	—	—
Combined Net Operating Income	$43,133	$41,708	$41,444	$36,900	$39,245

GAAP Net Operating Income for Same Office Properties	$34,955	$34,737	$35,808	$35,832	$38,689
Less: Straight line rent adjustments	(604)	(811)	(2,161)	(2,454)	(2,034)
Less: Amortization of deferred market rental revenue	(181)	(137)	(210)	(251)	(247)
Cash Net Operating Income for Same Office Properties	$34,170	$33,789	$33,437	$33,127	$36,408

Depreciation and amortization	$15,068	$14,387	$13,668	$11,619	$15,705
Depreciation of furniture, fixtures and equipment	(171)	(161)	(234)	(101)	(99)
Depreciation and amortization from discontinued operations	190	279	191	183	179
Combined real estate related depreciation and other amortization	$15,087	$14,505	$13,625	$11,701	$15,785

Total tenant improvements and incentives on operating properties	$7,659	$13,163	$3,455	$3,924	$4,420
Total capital improvements on operating properties	1,973	2,105	4,121	3,669	1,723
Total leasing costs for operating properties	967	668	2,761	2,598	5,793
Less: Nonrecurring tenant improvements and incentives on operating properties	(5,883)	(9,551)	(772)	(1,454)	(1,655)
Less: Nonrecurring capital improvements on operating properties	(891)	(1,630)	(2,834)	(2,920)	(841)
Less: Nonrecurring leasing costs for operating properties	(532)	(21)	(2,036)	(1,138)	(4,443)
Recurring capital expenditures	$3,293	$4,734	$4,695	$4,679	$4,997

Interest expense from continuing operations	$13,728	$13,183	$12,483	$10,668	$10,346
Interest expense from discontinued operations	188	175	165	171	168
Combined interest expense or denominator for interest coverage	$13,916	$13,358	$12,648	$10,839	$10,514
Scheduled principal amortization	3,789	7,394	6,093	5,775	5,271
Denominator for Debt Service Coverage	$17,705	$20,752	$18,741	$16,614	$15,785
Scheduled principal amortization	(3,789)	(7,394)	(6,093)	(5,775)	(5,271)
Preferred dividends - redeemable non-convertible	3,654	3,654	3,654	3,784	4,435
Preferred distributions	165	165	165	14	—
Denominator for Fixed Charge Coverage	$17,735	$17,177	$16,467	$14,637	$14,949

Common dividends for Earnings Payout Ratio	$9,381	$9,339	$9,288	$9,235	$7,878
Common distributions	2,205	2,179	2,179	2,202	2,057
Restricted shares	—	—	98	—	—
Dividends and distributions for FFO and AFFO Payout Ratio	$11,586	$11,518	$11,565	$11,437	$9,935